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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 19, 2003

                                  QUOVADX, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

         Delaware                      000-29273                85-0373486
-----------------------------         ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 19, 2003, Quovadx, Inc. (the "Registrant") and its wholly owned subsidiary Carlton Acquisition Corp. ("Purchaser") accepted for exchange and payment all shares of common stock of CareScience, Inc. validly tendered pursuant to the Registrant's offer to exchange all the outstanding shares of CareScience common stock for the right to receive cash and shares of Registrant common stock (the "Offer"). At the expiration of the Offer, approximately 97% of the outstanding shares of CareScience common stock were validly tendered and not withdrawn (including approximately 7% tendered by notice of guaranteed delivery).

Also on September 19, 2003, following the acceptance for exchange of the tendered CareScience shares, and pursuant to the Agreement and Plan of Merger, dated as of August 13, 2003 by and among the Registrant, Purchaser and CareScience, the acquisition of all of the outstanding shares of CareScience not acquired pursuant to the Offer was completed through the merger of Purchaser with and into CareScience, resulting in CareScience becoming a wholly owned subsidiary of the Registrant (the "Merger"). In connection with the Merger, each share of CareScience common stock that was not tendered in the Offer (other than shares held by any stockholders that properly exercise their appraisal rights under Pennsylvania law) was automatically converted into the right to receive $1.40 in cash, 0.1818 share of Registrant common stock and cash for fractional shares, the same consideration payable to stockholders that tendered CareScience shares in connection with the Offer.

CareScience is a provider of care management services to hospitals, health systems, and pharmaceutical and biotechnology companies. Carescience specializes in clinical knowledge, and supplies the people and technology to ensure quality care is delivered throughout the healthcare system. For the pharmaceutical industry, CareScience provides expertise to help pharmaceutical and biotechnology companies develop drugs that improve patient outcomes in care delivery.

The acquisition was funded with available cash and newly issued shares of Registrant common stock.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

         The financial statements required by Item 7(a) were previously reported as part of the Registrant's registration statement on Form S-4, as amended (Registration No. 333-108116) and are incorporated herein by reference to CareScience's annual report on Form 10-K for the fiscal year ended December 31, 2002, filed on March 28, 2003 and its quarterly report on Form 10-Q for the quarter ended June 30, 2003, filed on August 8, 2003.

(b) Pro Forma Financial Information

         The pro forma financial information required by Item 7(b) was previously filed as part of the Registrant's registration statement on Form S-4, as amended (Registration No. 333-108116).

(c) Exhibits

         2.1 Agreement and Plan of Merger, dated as of August 13, 2003 by and among CareScience, Inc., Quovadx, Inc. and Carlton Acquisition Corp., previously filed as Annex A to Registration Statement No. 333-108116 on Form S-4 filed with the Securities and Exchange Commission on August 21, 2003.

         99.1 Press Release of Registrant dated September 19, 2003

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: September 23, 2003
                                                     /S/ LINDA K. WACKWITZ
                                                     ---------------------
                                                     Linda K. Wackwitz
                                                     Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            EXHIBIT
-------  --------------------------------------------------------------
2.1      Agreement and Plan of Merger, dated as of August 13, 2003 by and among CareScience, Inc., Quovadx, Inc. and Carlton
         Acquisition Corp., previously filed as Annex A to Registration
         Statement No. 333-108116 on Form S-4 filed with the Securities and Exchange Commission on August 21, 2003.

99.1     Press release of the Registrant dated September 19, 2003